Exhibit (c)-(2)

eHi Car Services Limited Fairness Analysis Presented to the Special Committee of Independent Directors April 4 , 2018 The information contained herein is of a confidential nature and is intended for the use of the persons or firm to whom it is fu rnished by us. Reproduction, publication, or dissemination of any portion hereof may not be made without prior approval of Duff & Phelps, LL C a nd its affiliates.

2 CONFIDENTIAL Duff & Phelps Disclaimer • The following pages contain materials that are being provided by Duff & Phelps, LLC (“ Duff & Phelps ”) to the special committee of independent directors (the “ Special Committee ”) of the board of directors (the “ Board of Directors ”) (solely in its capacity as the Special Committee) of eHi Car Services Limited (“ eHi ” or the “ Company ”) in the context of a meeting of the Special Committee held to consider the Proposed Transaction (as defined herein) . • The accompanying materials are, and any Opinion (as defined herein) will be, compiled and presented on a confidential basis, solely for the use and benefit of the Special Committee in connection with its evaluation of the Proposed Transaction and may not be, in whole or in part, distributed to any other party, publicly disclosed, or relied upon for any other purpose without the prior written consent of Duff & Phelps or as otherwise provided in the engagement letter between Duff & Phelps and the Company . • Because these materials were prepared for use in the context of an oral presentation to the Special Committee, whose members are familiar with the business and affairs of the Company, neither Duff & Phelps nor any of its respective legal or financial advisors or accountants, take any responsibility for the accuracy or completeness of any of the accompanying materials if used by persons other than the Special Committee . • These materials are not intended to represent an Opinion and shall not be treated, construed, used or relied upon in any way as an opinion, report, appraisal relating to the fairness of the Proposed Transaction . These materials are intended to serve as discussion materials for the Special Committee and as a summary of the basis upon which Duff & Phelps may render an Opinion, and are incomplete without reference to, and should be viewed solely in conjunction with, the discussion between Duff & Phelps and the Special Committee . • The accompanying material does not, and any Opinion provided by Duff & Phelps would not : (i) address the merits of the underlying business decision of the Special Committee, the Board of Directors or the Company or any other party to the Proposed Transaction to enter into the Proposed Transaction versus any alternative strategy or transaction ; (ii) constitute a recommendation to the Special Committee, the Board of Directors, the Company or any other person including security holders of the Company as to how such person should vote or as to any other specific action that should be taken in connection with the Proposed Transaction ; or (iii) create any fiduciary duty on Duff & Phelps’ part to any party . • The information utilized in preparing this presentation was obtained from the Company and from public sources under the assumption that they are complete and accurate as of the date of provision . Duff & Phelps did not independently verify such information . Any estimates and forecasts contained herein have been prepared by or are based on discussions with the senior management of the Company and involve numerous and significant subjective determinations as of the date hereof, which may or may not prove to be correct . No representation or warranty, expressed or implied, is made as to the accuracy or completeness of such information and nothing contained herein is, or shall be relied upon as, a representation or warranty, whether as to the past or the future . • No selected company or selected transaction used in our analysis is directly comparable to the Company or the Proposed Transaction .

3 CONFIDENTIAL Table of Contents 1. Introduction and Transaction Overview 2. Valuation Analysis – Discounted Cash Flow Analysis – Selected Public Companies / M&A Transactions Analysis

Introduction and Transaction Overview Section 01

5 CONFIDENTIAL Introduction and Transaction Overview The Engagement • Duff & Phelps was retained by the Special Committee to serve as independent financial advisor to the Special Committee (solely in its capacity as such) . • Specifically, Duff & Phelps has been asked to provide an opinion (the “ Opinion ”) to the Special Committee as to the fairness, from a financial point of view, to (i) the holders of Class A common shares, par value US $ 0 . 001 per share, of the Company (each, a “ Class A Share ” or, collectively, the “ Class A Shares ”) and Class B common shares, par value US $ 0 . 001 per share, of the Company (each, a “ Class B Share ” or, collectively, the “ Class B Shares ”, and together with the Class A Shares, the “ Shares ”), other than the Excluded Shares, the Dissenting Shares, Company RSs and Shares represented by ADSs, and (ii) the holders of American Depositary Shares of the Company, each representing two Class A Shares (each, an “ ADS ” and collectively, “ ADSs ”), other than, if any, ADSs representing the Excluded Shares, of the Merger Consideration (as defined below) to be received by such holders in the Proposed Transaction (as defined below) (without giving effect to any impact of the Proposed Transaction on any particular holder of the Shares or ADSs other than in their capacity as holders of Shares or ADSs) . The Proposed Transaction • It is Duff & Phelps’ understanding that the Company, an exempted company with limited liability incorporated under the laws of the Cayman Islands, Teamsport Parent Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands (“ Parent ”), and Teamsport Bidco Limited, an exempted company with limited liability incorporated under the laws of the Cayman Islands and a wholly - owned subsidiary of Parent (“ Merger Sub ”), propose to enter into an Agreement and Plan of Merger (the “ Merger Agreement ”), dated as of the date hereof, the latest draft of which Duff & Phelps has reviewed is dated April 3 , 2018 . • Pursuant to the Merger Agreement, among other things, Merger Sub will be merged with and into the Company (the “ Merger ”), with the Company surviving the Merger and becoming a wholly - owned subsidiary of Parent as a result of the Merger . • In connection with the Merger, (i) each Class A Share and Class B Share, in each case, issued and outstanding (other than the Excluded Shares, the Dissenting Shares, Company RSs and Shares represented by ADSs) shall be cancelled and cease to exist, in exchange for the right to receive US $ 6 . 75 in cash per Share without interest (the “ Per Share Merger Consideration ”) and (ii) each ADS, issued and outstanding (other than, if any, ADSs representing the Excluded Shares) shall be cancelled in exchange for the right to receive US $ 13 . 50 in cash per ADS without interest (the “ Per ADS Merger Consideration ”, and together with the Per Share Merger Consideration, the “ Merger Consideration ”) (collectively, the “ Proposed Transaction ”) . • For purposes of this Opinion, (a) “ Excluded Shares ” shall mean, collectively, (i) the Rollover Shares and (ii) Shares held by Parent, the Company or any of their subsidiaries ; and (b) “ Rollover Shares ”, “ Company RSs ” and “ Dissenting Shares ” shall have the meanings set forth in the Merger Agreement .

6 CONFIDENTIAL Introduction and Transaction Overview Scope of Analysis Duff & Phelps has made such reviews, analyses and inquiries as it has deemed necessary and appropriate under the circumstances . Duff & Phelps also took into account its assessment of general economic, market and financial conditions, as well as its experience in securities and business valuation, in general, and with respect to similar transactions, in particular . Duff & Phelps’ procedures, investigations, and financial analysis with respect to the preparation of its analysis included, but were not limited to, the items summarized below : 1. Reviewed the following documents : - The Company’s annual reports (including its amendment if applicable) and audited financial statements on Form 20 - F filed with the Securities and Exchange Commission (“ SEC ”) for the years ended December 31 , 2014 , December 31 , 2015 , and December 31 , 2016 ; - The Company’s unaudited interim financial statements for the six months ended June 30 , 2016 and June 30 , 2017 included in the Company’s Form 6 - K filed with the SEC ; - The Company’s unaudited interim financial statements for the nine months ended September 30 , 2016 and September 30 , 2017 ; - The Company’s preliminary unaudited financial statements for the year ended December 31 , 2017 ; - A detailed financial projection model for the years ending December 31 , 2018 through 2022 , prepared and provided to Duff & Phelps by management of the Company, upon which Duff & Phelps has relied, with your consent, in performing its analysis (the “ Management Projections ”) ; - Other internal documents relating to the history, past and current operations, financial conditions, and probable future outlook of the Company, provided to Duff & Phelps by management of the Company ; - A letter dated M arch 26 , 2018 from the management of the Company, which made certain representations as to the preliminary financial statements for the year ended December 31 , 2017 and the financial projections for the Company for the years ending December 31 , 2018 through 2026 used in Duff & Phelps’ analysis and the underlying assumptions of such projections (the “ Management Representation Letter ”) ; and - Documents related to the Proposed Transaction, including a draft of the Merger Agreement dated April 3 , 2018 ; 2. Discussed the information referred to above and the background and other elements of the Proposed Transaction with the management of the Company ; 3. Discussed with the management of the Company its plans and intentions with respect to the management and operation of the Company’s business ; 4. Reviewed the historical trading price and trading volume of the ADSs and the publicly traded securities of certain other companies that Duff & Phelps deemed relevant ; 5. Performed certain valuation and comparative analyses using generally accepted valuation and analytical techniques including a discounted cash flow analysis, an analysis of selected public companies that Duff & Phelps deemed relevant, and an analysis of selected transactions that Duff & Phelps deemed relevant ; and 6. Conducted such other analyses and considered such other factors as Duff & Phelps deemed necessary or appropriate .

7 CONFIDENTIAL Buyer Consortium 36.7% Corporation 21.2% Institutional Investors 36.5% Public & Other Shareholders 3.3% RSUs & Options 2.3% Introduction and Transaction Overview Ownership Summary Fully Diluted Ownership (1) The common shares are divided into Class A common shares and Class B common shares, each ADS represents two Class A common sh are s. (2) Each holder of Class A common shares is entitled to one vote per share and each holder of Class B common shares is entitled t o t en votes per share on all matters submitted to them for a vote. Class B common shares are convertible at any time by the holder thereof into Class A common shares on a one - for - one basi s. Source: Company filings, Capital IQ, Company management Voting Rights eHi Car Services Limited - Ownership Class A Class B ADS % of Fully Diluted % of Current Shareholders Ordinary Shares (1) Ordinary Shares (1) Equivalent Ownership Voting Rights (2) Buyer Consortium The Crawford Group, Inc. 0 18,694,003 9,347,002 13.2% 25.0% Baring Private Equity Asia 10,528,160 0 5,264,080 7.5% 1.4% Zhang, Ruiping (Founder, Chairman & CEO) 0 7,142,432 3,571,216 5.1% 9.6% Dongfeng 5,000,000 0 2,500,000 3.5% 0.7% Buyer Consortium 15,528,160 25,836,435 20,682,298 29.3% 36.7% Corporation Ctrip.com International, Ltd. (NasdaqGS:CTRP) 7,000,000 15,168,193 11,084,097 15.7% 21.2% Corporation 7,000,000 15,168,193 11,084,097 15.7% 21.2% Top 15 Institutional Investors CDH Investments 1,300,000 8,599,211 4,949,606 7.0% 11.7% Goldman Sachs Group 87,984 9,081,665 4,584,825 6.5% 12.2% Ignition Partners 1,190,773 6,187,197 3,688,985 5.2% 8.4% Yiheng Capital, LLC 5,914,308 0 2,957,154 4.2% 0.8% Greenwoods Asset Management Limited 4,284,524 0 2,142,262 3.0% 0.6% Capital Research and Management Company 4,241,400 0 2,120,700 3.0% 0.6% SRS Investment Management, LLC 4,192,864 0 2,096,432 3.0% 0.6% Goliath Fund 1,859,377 0 929,689 1.3% 0.2% Morgan Stanley, Investment Banking and Brokerage Investments 1,275,942 0 637,971 0.9% 0.2% Greenwoods China Alpha Master Fund 1,274,090 0 637,045 0.9% 0.2% Renaissance Technologies Corp. 836,200 0 418,100 0.6% 0.1% New Access 2,000 465,856 233,928 0.3% 0.6% Dimensional Fund Advisors L.P. 434,716 0 217,358 0.3% 0.1% Millennium Management LLC 412,988 0 206,494 0.3% 0.1% Athos Capital Limited 368,640 0 184,320 0.3% 0.0% Top 15 Institutional Investors 27,675,806 24,333,929 26,004,868 36.8% 36.3% Total Institutional Investors 29,299,254 24,333,929 26,816,592 38.0% 36.5% Public & Other Shareholders 21,424,316 300,000 10,862,158 15.4% 3.3% Total Shares Outstanding 73,251,730 65,638,557 69,445,144 98.3% 97.7% RSUs & Options In-the-Money at Offer Price 706,000 1,673,000 1,189,500 1.7% 2.3% Fully Diluted Shares Outstanding at Offer Price 73,957,730 67,311,557 70,634,644 100.0% 100.0% Buyer Consortium 29.3% Corporation 15.7% Institutional Investors 38.0% Public & Other Shareholders 15.4% RSUs & Options 1.7%

8 CONFIDENTIAL Introduction and Transaction Overview Trading Analysis Source: Capital IQ eHi Car Services Limited - Trading History April 3, 2017 to April 3, 2018 0 200 400 600 800 1,000 1,200 1,400 1,600 1,800 2,000 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 Volume (thousands) ADS Price Volume Price 30-day Trailing VWAP 60-day Trailing VWAP 90-day Trailing VWAP Offer (1) Trailing Volume Weighted Average Price (VWAP) at Offer on November 27, 2017 Current (4/3/18) Offer Price Premium Relative to: 8.6% 30 - Day VWAP (1) 20.8% 22.8% 28.4% 60 - Day VWAP (1) 90 - Day VWAP (1) One Day Prior 15.4% $12.43 $11.18 $10.99 $10.51 $11.70 June 5, 201 7 eHi reported Q1'17 earning results. The Company reported revenue of RMB615.6 million and net income of RMB0.44 per ADS . November 27, 2017 eHi received a non - binding proposal from Goliath Advisors Limited to acquire all outstanding common shares of the Company for US$13.35 in cash per ADS of the Company (each representing two Class A common shares) or US$6.675 in cash per common share of the Company (the "Initial Proposal") January 2 , 2018 eHi received a non - binding proposal from affiliates of MBK Partners HK Limited and Mr. Ray RuiPing Zhang, Chairman of the Board and CEO of eHi, and his affiliates to acquire all outstanding common shares of the Company for US$13.35 in cash per ADS of the Company (each representing two Class A common shares) or US$6.675 in cash per common share of the Company. This proposal supersedes and replaces the Initial Proposal. August 28, 2017 eHi reported Q2'17 earning results. The Company reported revenue of RMB639.7 million and net income of RMB0.44 per ADS . eHi Car Services Limited Historical Trading Metrics (in thousands, except per ADS) During one year prior to Offer Post offer Average Closing Price $10.06 Average Closing Price $11.87 High $12.20 High $12.77 Low $8.32 Low $10.99 Average Volume 100.8 Average Volume 129.3 % of Shares Issued and Outstanding 0.1% % of Shares Issued and Outstanding 0.2% % of Float 0.4% % of Float 0.5%

9 CONFIDENTIAL (1) Loans to Shanghai Chenhuan, a third party car rental company. Note: Balance sheet data and LTM as of December 31, 2017. Financial performance metrics presented are adjusted to exclude pub lic company costs and non - recurring income (expenses). Introduction and Transaction Overview Proposed Transaction eHi Car Services Limited - Offer Premium ADS Implied Price Premium ADS price of 4/3/18 $12.43 8.6% One-day prior to Offer (11/24/17) $11.70 15.4% One-week prior to Offer (11/20/17) $10.81 24.9% 30-days trailing VWAP at Offer $11.18 20.8% 60-days trailing VWAP at Offer $10.99 22.8% 90-days trailing VWAP at Offer $10.51 28.4% Offer Price $13.50 eHi Car Services Limited - Implied Multiples (USD in millions, except per ADS data) Offer $13.50 Fully Diluted ADSs Issued and Outstanding (millions) 70.6 1.00 Implied Common Equity Value $953.6 Plus: Debt $901.3 901.3 Less: Cash ($260.7) (260.7) Less: Proceeds from Exercise of Options ($8.3) (8.3) Less: Short-term Loans Receivable (1) -7.949252 (7.9) Implied Enterprise Value $1,577.9 Implied Offer Multiples: EV / LTM EBITDA $199.5 7.9x EV / 2018 EBITDA $259.0 6.0x EV / 2019 EBITDA $317.9 4.8x EV / LTM EBIT $67.8 23.3x EV / 2018 EBIT $93.7 16.7x EV / 2019 EBIT $127.3 12.1x EV / LTM Revenue $440.9 3.58x EV / 2018 Revenue $553.5 2.82x EV / 2019 Revenue $665.1 2.31x P / LTM Earnings $21.4 44.5x P / 2018 Earnings $31.2 30.3x P / 2019 Earnings $49.6 18.8x

10 CONFIDENTIAL Introduction and Transaction Overview Valuation Summary (1) Loans to Shanghai Chenhuan, a third party car rental company. Note: Balance sheet data and LTM as of December 31, 2017. Financial performance metrics presented are adjusted to exclude non - re curring income (expenses). Valuation Range Conclusions (RMB in thousands, except per ADS values or otherwise noted) Low High Enterprise Value Discounted Cash Flow Analysis ¥7,860,000 - ¥9,970,000 Selected Public Companies / M&A Transactions Analysis ¥8,270,000 - ¥9,690,000 Enterprise Value Range ¥8,065,000 - ¥9,830,000 Plus: Proceeds from Exercise of Options 38,595 - 52,156 Plus: Short-term Loans Receivable (1) 50,000 - 50,000 Plus: Cash 1,639,762 - 1,639,762 Less: Debt (5,669,158) - (5,669,158) Equity Value Range ¥4,124,199 - ¥5,902,760 Fully Diluted ADSs Issued and Outstanding 70,433,144 - 70,634,644 Value Per ADS Range (RMB) 58.55 - 83.57 RMB to USD FX rate (as of 4/3/2018) 6.29 - 6.29 Offer Price Value Per ADS Range (USD) $9.31 - $13.29 $13.50 Implied Valuation Multiples Low High Offer Price EV / LTM EBITDA ¥1,254,997 6.4x - 7.8x 7.9x EV / 2018 EBITDA ¥1,645,035 4.9x - 6.0x 6.0x EV / 2019 EBITDA ¥2,050,480 3.9x - 4.8x 4.8x EV / LTM EBIT ¥426,564 18.9x - 23.0x 23.3x EV / 2018 EBIT ¥595,525 13.5x - 16.5x 16.7x EV / 2019 EBIT ¥820,768 9.8x - 12.0x 12.1x EV / LTM Revenue ¥2,773,444 2.91x - 3.54x 3.58x EV / 2018 Revenue ¥3,515,988 2.29x - 2.80x 2.82x EV / 2019 Revenue ¥4,289,682 1.88x - 2.29x 2.31x P / LTM Earnings ¥134,875 30.6x - 43.8x 44.5x P / 2018 Earnings ¥198,218 20.8x - 29.8x 30.3x P / 2019 Earnings ¥319,764 12.9x - 18.5x 18.8x

11 CONFIDENTIAL Introduction and Transaction Overview Per ADS Valuation Range $9.31 $9.77 $8.85 $13.29 $12.97 $13.60 $6.00 $7.00 $8.00 $9.00 $10.00 $11.00 $12.00 $13.00 $14.00 $15.00 $16.00 Concluded Range Selected Public Companies / M&A Transactions Analysis Discounted Cash Flow Analysis Value per ADS (U S D ) $13. 50 Offer Price

Valuation Analysis Section 02

13 CONFIDENTIAL Valuation Analysis Historical and Projected Financial Performance Historical and Projected Financial Performance (RMB in thousands) 2013A 2014A 2015A 2016A 2017E 2018P 2019P 2020P 2021P 2022P 2023P 2024P 2025P 2026P Car Rental Revenue 377,013 598,792 1,100,579 1,663,546 2,236,733 2,914,456 3,579,138 4,195,214 4,689,114 5,056,924 5,329,488 5,564,062 5,777,142 5,978,982 Growth NA 58.8% 83.8% 51.2% 34.5% 30.3% 22.8% 17.2% 11.8% 7.8% 5.4% 4.4% 3.8% 3.5% Car Service Revenue 189,381 252,373 350,051 445,398 536,711 601,532 710,544 815,804 905,375 988,592 1,043,356 1,085,639 1,120,458 1,150,888 Growth NA 33.3% 38.7% 27.2% 20.5% 12.1% 18.1% 14.8% 11.0% 9.2% 5.5% 4.1% 3.2% 2.7% Net Revenue 566,394 851,165 1,450,630 2,108,944 2,773,444 3,515,988 4,289,682 5,011,018 5,594,489 6,045,516 6,372,844 6,649,701 6,897,600 7,129,870 Growth NA 50.3% 70.4% 45.4% 31.5% 26.8% 22.0% 16.8% 11.6% 8.1% 5.4% 4.3% 3.7% 3.4% Gross Profit 230,411 409,802 770,131 1,247,010 1,634,085 2,098,092 2,577,056 3,036,236 3,400,966 3,680,561 3,879,842 4,048,395 4,199,318 4,340,726 Margin % 40.7% 48.1% 53.1% 59.1% 58.9% 59.7% 60.1% 60.6% 60.8% 60.9% 60.9% 60.9% 60.9% 60.9% EBITDA 108,664 281,290 561,229 934,565 1,254,997 1,645,035 2,050,480 2,446,592 2,767,921 3,019,981 3,183,495 3,321,796 3,445,631 3,561,660 Margin % 19.2% 33.0% 38.7% 44.3% 45.3% 46.8% 47.8% 48.8% 49.5% 50.0% 50.0% 50.0% 50.0% 50.0% Growth NA 158.9% 99.5% 66.5% 34.3% 31.1% 24.6% 19.3% 13.1% 9.1% 5.4% 4.3% 3.7% 3.4% EBIT - 87,658 - 6,153 86,508 266,547 426,564 595,525 820,768 1,054,766 1,259,524 1,435,781 1,544,142 1,647,234 1,744,052 1,819,035 Margin % (15.5%) (0.7%) 6.0% 12.6% 15.4% 16.9% 19.1% 21.0% 22.5% 23.7% 24.2% 24.8% 25.3% 25.5% Growth NA NA NM 208.1% 60.0% 39.6% 37.8% 28.5% 19.4% 14.0% 7.5% 6.7% 5.9% 4.3% Capital Expenditures (1) 601,127 1,327,734 2,183,382 3,687,793 2,136,357 2,514,985 3,120,259 2,463,505 2,239,330 2,030,059 1,961,581 1,843,033 1,792,869 1,817,184 % of Net Revenue 106.1% 156.0% 150.5% 174.9% 77.0% 71.5% 72.7% 49.2% 40.0% 33.6% 30.8% 27.7% 26.0% 25.5% % of EBITDA NM 472.0% 389.0% 394.6% 170.2% 152.9% 152.2% 100.7% 80.9% 67.2% 61.6% 55.5% 52.0% 51.0% (1) Net of proceeds from fleet disposals. Note: Financial performance metrics presented are adjusted to exclude public company costs and non-recurring income (expenses). Source: SEC filings and Company management Management Projections

14 CONFIDENTIAL Valuation Analysis Discounted Cash Flow Analysis – Methodology and Key Assumptions Discounted Cash Flow Methodology • Duff & Phelps performed a discounted cash flow analysis of the projected unlevered free cash flows . • Unlevered free cash flow is defined as cash generated by the business that is available to either reinvest or to distribute to security holders . • Projected free cash flows are discounted to the present using a discount rate which reflects their relative risk . • The discount rate is equivalent to the rate of return that security holders could expect to realize on alternative investment opportunities with similar risk profiles . Discounted Cash Flow Key Assumptions • Duff & Phelps utilized and relied upon the Management Projections for the fiscal years ending D ecember 31 , 2018 through 2022 (excluding public company expenses, as provided by the management of the Company) and the extended projections for the fiscal years ending December 31 , 2023 through 2026 , which were prepared based on the discussion with the management of the Company and have been reviewed and approved by the management of the Company, a review of the Company’s historical performance and other factors t o develop the DCF analysis . • Beyond the projection period, Duff & Phelps estimated the “terminal value” using a perpetuity formula . • Duff & Phelps discounted the resulting free cash flows and terminal value using a weighted average cost of capital range of 9 . 25 % to 10 . 25% , derived from the Capital Asset Pricing Model . • The following is a summary of the Management Projections utilized in the discounted cash flow analysis : - The Company’s net revenue increases at a compound annual growth rate (“ CAGR ”) of 16 . 9 % over the five - year period ending 2022 . - T he Company’s EBITDA margin averages 48 . 6 % from 2018 to 2022 . - The Company’s EBIT margin averages 20 . 7 % from 2018 to 2022 . - Capital expenditures (net of proceeds from fleet disposals) average 53 . 4 % of revenue from 2018 to 2022 .

15 CONFIDENTIAL Valuation Analysis DCF Analysis Summary (1) Net of proceeds from fleet disposals . (2) Prior to application of 10 % dividend withholding tax, which is calculated based on levered cash flows and discounted separately at the cost of equity derived in the WACC calculation and included in the enterprise value range . Note : LTM as of December 31 , 2017 . Financial performance metrics presented are adjusted to exclude public company costs and non - recurring income (expenses) . Discounted Cash Flow Analysis (RMB in thousands) Terminal LTM 2018P 2019P 2020P 2021P 2022P 2023P 2024P 2025P 2026P Year Net Revenue ¥2,773,444 ¥3,515,988 ¥4,289,682 ¥5,011,018 ¥5,594,489 ¥6,045,516 ¥6,372,844 ¥6,649,701 ¥6,897,600 ¥7,129,870 ¥7,129,870 Growth 31.5% 26.8% 22.0% 16.8% 11.6% 8.1% 5.4% 4.3% 3.7% 3.4% EBITDA ¥1,254,997 ¥1,645,035 ¥2,050,480 ¥2,446,592 ¥2,767,921 ¥3,019,981 ¥3,183,495 ¥3,321,796 ¥3,445,631 ¥3,561,660 ¥3,561,660 Margin 45.3% 46.8% 47.8% 48.8% 49.5% 50.0% 50.0% 50.0% 50.0% 50.0% 50.0% Growth 34.3% 31.1% 24.6% 19.3% 13.1% 9.1% 5.4% 4.3% 3.7% 3.4% Earnings Before Interest and Taxes 595,525 820,768 1,054,766 1,259,524 1,435,781 1,544,142 1,647,234 1,744,052 1,819,035 1,925,995 Pro Forma Taxes (119,105) (168,257) (221,501) (270,798) (315,872) (339,711) (362,391) (383,692) (400,188) (423,719) Net Operating Profit After Tax 476,420 652,510 833,265 988,726 1,119,909 1,204,431 1,284,842 1,360,361 1,418,847 1,502,276 Depreciation 1,049,510 1,229,713 1,391,827 1,508,397 1,584,200 1,639,353 1,674,562 1,701,579 1,742,625 1,635,665 Capital Expenditures (1) (2,514,985) (3,120,259) (2,463,505) (2,239,330) (2,030,059) (1,961,581) (1,843,033) (1,792,869) (1,817,184) (1,721,752) Intangible Assets Purchase (2,400) (2,520) (2,646) (2,778) (2,917) (3,075) (3,209) (3,328) (3,440) (3,440) (Increase) / Decrease in Working Capital 10,015 (107,208) (33,853) (90,096) 27,119 (67,491) (57,085) (51,114) (47,891) (46,222) Free Cash Flow (2) -¥981,439 -¥1,347,764 -¥274,913 ¥164,919 ¥698,251 ¥811,636 ¥1,056,078 ¥1,214,628 ¥1,292,956 ¥1,366,526 Enterprise Value Range Low High Terminal Growth Rate 3.25% 3.25% Weighted Average Cost of Capital 10.25% 9.25% Enterprise Value Range 7,860,000 9,970,000 Implied Per ADS Range (USD) $8.85 $13.60 Implied Valuation Multiples EV / LTM EBITDA 1,254,997 6.3x 7.9x EV / 2018 EBITDA 1,645,035 4.8x 6.1x EV / 2019 EBITDA 2,050,480 3.8x 4.9x EV / LTM EBIT 426,564 18.4x 23.4x EV / 2018 EBIT 595,525 13.2x 16.7x EV / 2019 EBIT 820,768 9.6x 12.1x EV / LTM Revenue 2,773,444 2.83x 3.59x EV / 2018 Revenue 3,515,988 2.24x 2.84x EV / 2019 Revenue 4,289,682 1.83x 2.32x P / LTM Earnings 134,875 29.1x 44.8x P / 2018 Earnings 198,218 19.8x 30.5x P / 2019 Earnings 319,764 12.3x 18.9x

16 CONFIDENTIAL Valuation Analysis Selected Public Companies / M&A Transactions Analysis Methodology Selected Public Companies Analysis • Duff & Phelps selected six publicly traded companies that were deemed relevant to its analysis . • Duff & Phelps analyzed the financial performance of each of the publicly traded companies . Duff & Phelps then analyzed the selected public companies’ trading multiples, including enterprise value to LTM and projected revenue, EBITDA, and EBIT and price to LTM and projected earnings per share . Selected M&A Transactions Analysis • Duff & Phelps selected precedent transactions that it determined to be relevant to its analysis . Duff & Phelps computed the LTM revenue, EBITDA, EBIT and net income for each of the target companies (where publicly disclosed) . Duff & Phelps then calculated the implied enterprise value to LTM revenue, EBITDA and EBIT multiples and price to LTM earnings per share for each transaction . Duff & Phelps analyzed a number of factors in comparing the Company to the selected public companies and the targets in the selected M&A transactions, including historical and forecasted growth in revenue and profits, profit margins and other characteristics that we deemed relevant . Rather than applying the average or median multiple from the public company set, Duff & Phelps selected multiples that reflect the Company’s size, growth outlook, capital requirements, profit margins, revenue mix, and other characteristics relative to the group . None of the companies utilized for comparative purposes in the following analysis are directly comparable to the Company, and none of the transactions utilized for comparative purposes in the following analysis are directly comparable to the Proposed Transaction . Duff & Phelps does not have access to non - public information of any of the companies used for comparative purposes . Accordingly, a complete valuation analysis of the Company and the Proposed Transaction cannot rely solely upon a quantitative review of the selected companies and selected transactions, and involves complex considerations and judgments concerning differences in financial and operating characteristics of such companies and targets, as well as other factors that could affect their value relative to that of the Company . Therefore, the Selected Public Companies / Selected M&A Transactions Analysis is subject to certain limitations .

17 CONFIDENTIAL Valuation Analysis Selected Public Companies Analysis – Financial Metrics (1) eHi's financial performance metrics presented are adjusted to exclude non - recurring income (expenses) LTM = Latest Twelve Months CAGR = Compounded Annual Growth Rate EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes Source: Capital IQ, Bloomberg, company filings, press releases Selected Public Companies Analysis ($ in millions, except per share data) COMPANY INFORMATION REVENUE GROWTH EBIT GROWTH EBIT MARGIN EBITDA GROWTH EBITDA MARGIN Company Name 3-YR CAGR LTM 2018 2019 3-YR CAGR LTM 2018 2019 3-YR AVG LTM 2018 2019 3-YR CAGR LTM 2018 2019 3-YR AVG LTM 2018 2019 Avis Budget Group, Inc. 2.0% 2.2% 4.3% 2.5% -4.3% -1.4% -1.1% 6.3% 10.4% 9.7% 9.2% 9.5% 0.9% 2.3% 3.5% 4.3% 36.7% 36.6% 36.3% 37.0% Hertz Global Holdings, Inc. -1.2 0.0 1.4 2.6 -16.5 -37.0 12.7 41.0 6.6 4.1 4.5 6.2 -2.0 -1.1 -0.2 7.6 39.0 38.6 38.0 39.8 Europcar Groupe S.A. 15.7 12.1 19.4 3.2 3.5 3.0 31.3 3.1 15.1 14.1 15.6 15.6 5.7 8.8 23.6 6.8 35.0 34.0 35.3 36.5 Sixt SE 8.1 7.8 8.3 8.9 17.7 27.1 2.7 11.7 11.1 12.5 11.8 12.1 9.2 10.3 8.0 8.5 30.8 32.1 32.0 31.8 Localiza Rent a Car S.A. 24.2 36.5 29.6 15.1 12.2 32.9 21.0 19.1 17.7 16.9 15.8 16.4 10.2 27.6 20.4 19.2 22.7 21.4 19.9 20.6 CAR Inc. 12.6 19.6 6.1 7.4 22.0 -1.5 18.4 7.1 24.1 18.7 20.9 20.8 24.5 3.8 12.9 11.9 43.9 37.6 40.1 41.7 Aggregate Mean 10.2% 13.0% 11.5% 6.6% 5.8% 3.9% 14.2% 14.7% 14.2% 12.7% 13.0% 13.4% 8.1% 8.6% 11.4% 9.7% 34.7% 33.4% 33.6% 34.6% Aggregate Median 10.4% 10.0% 7.2% 5.3% 7.8% 0.8% 15.6% 9.4% 13.1% 13.3% 13.7% 13.8% 7.4% 6.3% 10.5% 8.0% 35.8% 35.3% 35.8% 36.7% eHi Car Services Limited (1) 48.3% 31.5% 26.8% 22.0% NM 60.0% 39.6% 37.8% 11.3% 15.4% 16.9% 19.1% 64.6% 34.3% 31.1% 24.6% 42.8% 45.3% 46.8% 48.8%

18 CONFIDENTIAL Valuation Analysis Selected Public Companies Analysis – Valuation Multiples LTM = Latest Twelve Months Enterprise Value = (Market Capitalization) + (Debt + Preferred Stock + Non - Controlling Interest) – (Cash & Equivalents) – (Net N on - Operating Assets) EBITDA = Earnings Before Interest, Taxes, Depreciation and Amortization EBIT = Earnings Before Interest and Taxes EPS = Earnings per share (or ADS) Source: Capital IQ, Bloomberg, company filings, press releases Selected Public Companies Analysis ($ in millions, except per share data) COMPANY INFORMATION MARKET DATA ENTERPRISE VALUE AS A MULTIPLE OF STOCK PRICE AS A MULTIPLE OF Company Name Stock Price on 4/03/18 % of 52- Wk High Equity Value Enterprise Value LTM EBITDA 2018 EBITDA 2019 EBITDA LTM EBIT 2018 EBIT 2019 EBIT LTM Revenue 2018 Revenue 2019 Revenue LTM EPS 2018 EPS 2019 EPS Avis Budget Group, Inc. $48.24 95.8 $3,911 $15,765 4.9x 4.7x 4.5x 18.4x 18.6x 17.5x 1.78x 1.71x 1.67x 10.3x 14.8x 12.7x Hertz Global Holdings, Inc. 20.34 76.1 1,703 15,496 4.6 4.6 4.2 43.3 38.4 27.2 1.76 1.74 1.69 4.0 NM 30.6 Europcar Groupe S.A. 10.74 65.8 1,720 5,736 5.7 4.6 4.3 13.7 10.4 10.1 1.94 1.62 1.57 10.8 8.0 7.1 Sixt SE 104.48 90.6 4,904 7,751 7.6 7.0 6.5 19.4 18.9 17.0 2.43 2.24 2.06 20.8 19.6 18.5 Localiza Rent a Car S.A. 8.68 97.0 5,730 6,881 17.6 14.6 12.3 22.3 18.4 15.5 3.77 2.91 2.53 34.9 27.0 23.4 CAR Inc. 0.91 96.8 1,959 2,538 5.5 4.9 4.3 11.0 9.3 8.7 2.07 1.95 1.81 15.9 17.2 14.9 Aggregate Mean 7.6x 6.7x 6.0x 21.4x 19.0x 16.0x 2.29x 2.03x 1.89xNA 16.1x 17.3x 17.9x Aggregate Median 5.6x 4.8x 4.4x 18.9x 18.5x 16.2x 2.00x 1.84x 1.75xNA 13.3x 17.2x 16.7x

19 CONFIDENTIAL Source: Capital IQ, Bloomberg, company filings, press releases Valuation Analysis Selected M&A Transactions Analysis Announced Target Name Target Business Description Acquirer Name Enterprise Value LTM Revenue LTM EBITDA LTM EBIT EBITDA Margin EV / Revenue EV / EBITDA EV / EBIT P/E 6/30/17 Shenzhen Guomao Automobile Industry Co., Ltd. and Shenzhen Shenxin Taxi Co., Ltd. Offers car rental services. Shenzhen Bus Group Company Limited $28.0 $6.0 NA $1.0 NA 4.64x NA 27.5x 39.0x 6/30/17 Tagen (Shenzhen) Transportation Co., Ltd. Provides car rental services. Shenzhen Bus Group Company Limited $10.1 $4.7 NA $1.0 NA 2.13x NA 10.5x 15.9x 12/9/16 Tide ASA Provides transportation services and rental services in Norway and Denmark. Det Stavangerske Dampskibsselskab AS $95.7 $270.0 $20.1 $1.2 7.5% 0.35x 4.8x NM NM 4/1/16 Zhengzhou Dakar Auto Leasing Co., Ltd. Provides auto leasing services. Dynavolt Renewable Power Technology Co., Ltd. $38.7 $37.3 NA $2.2 NA 1.04x NA 17.5x 23.6x 12/18/15 Beijing Tian Ma Tong Chi Car Rental Co., Ltd. Offers car rental services. NUR Investments Company Limited $103.2 $1.2 NA NA NA NM NA NA NM 3/2/15 Maggiore Rent S.p.a. Provides car and commercial vehicle rental services in Italy and internationally. Avis Budget Group, Inc. $162.6 $160.0 $30.0 NA 18.8% 1.02x 5.4x NA NA 2/24/14 Mabi Rent AB (publ) Operates as a car rental company in Sweden. Anders Hedin Invest AB $50.9 $52.9 $10.0 $0.5 18.9% 0.96x 5.1x NM NA 12/31/12 Zipcar, Inc. Owns and operates a car sharing network. Avis Budget Group, Inc. $516.6 $278.9 $46.4 $6.1 16.6% 1.85x 11.1x NM 33.9x 8/26/12 Dollar Thrifty Automotive Group Inc. Engages in the daily rental of vehicles to business and leisure customers. Hertz Global Holdings, Inc. $3,412.6 $1,555.7 $637.3 $378.3 41.0% 2.19x 5.4x 9.0x 12.9x 6/14/11 Avis Europe plc Operates as a car rental company worldwide. Avis Budget Car Rental, LLC $1,957.0 $2,189.3 $186.2 $167.7 8.5% 0.89x 10.5x 11.7x 20.8x 1/12/11 Dan Vehicle & Transportation DVT Ltd. Provides car rental services to corporate and private customers in Israel and internationally. Kardan Israel Ltd. $532.0 $456.7 $53.8 $52.4 11.8% 1.16x 9.9x 10.1x 9.4x Mean 1.63x 7.4x 14.4x 22.2x Median 1.10x 5.4x 11.1x 20.8x

20 CONFIDENTIAL Valuation Analysis Selected Public Companies / M&A Transactions Analysis Summary Note: LTM as of December 31, 2017. Financial performance metrics presented are adjusted to exclude public company costs and n on - recurring income (expenses). Selected Public Companies / M&A Transactions Analysis Summary (RMB in thousands) Valuation Multiples Valuation Summary Metric Public Company Median Transaction Median Selected Multiple Range Company Performance Enterprise Value Range EV / 2018 EBIT 9.3x - 38.4x 18.5x NA 14.0x - 16.0x ¥595,525 ¥8,337,346 - ¥9,528,396 EV / 2019 EBIT 8.7x - 27.2x 16.2x NA 10.0x - 12.0x ¥820,768 ¥8,207,676 - ¥9,849,211 Enterprise Value Range ¥8,270,000 - ¥9,690,000 Value Per ADS Range (USD) $9.77 - $12.97 Implied Multiples Summary (RMB in thousands) Metric Public Company Median Transaction Median Company Performance EV / LTM EBITDA 4.6x - 17.6x 5.6x 5.4x ¥1,254,997 6.6x - 7.7x EV / 2018 EBITDA 4.6x - 14.6x 4.8x NA ¥1,645,035 5.0x - 5.9x EV / 2019 EBITDA 4.2x - 12.3x 4.4x NA ¥2,050,480 4.0x - 4.7x EV / LTM EBIT 11.0x - 43.3x 18.9x 11.1x ¥426,564 19.4x - 22.7x EV / LTM Revenue 1.76x - 3.77x 2.00x 1.10x ¥2,773,444 2.98x - 3.49x EV / 2018 Revenue 1.62x - 2.91x 1.84x NA ¥3,515,988 2.35x - 2.76x EV / 2019 Revenue 1.57x - 2.53x 1.75x NA ¥4,289,682 1.93x - 2.26x P / LTM Earnings 4.0x - 34.9x 13.3x 20.8x ¥134,875 32.1x - 42.7x P / 2018 Earnings 8.0x - 27.0x 17.2x NA ¥198,218 21.8x - 29.1x P / 2019 Earnings 7.1x - 30.6x 16.7x NA ¥319,764 13.5x - 18.0x Public Company Range Public Company Range Valuation Multiples Implied Multiples